Intangible Assets, Net - Estimated Aggregate Intangible Asset Amortization Expense (Detail) - USD ($) $ in Thousands	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Finite-Lived Intangible Assets, Fiscal Year Maturity [Abstract]
2017		$ 2,547
2018		2,547
2019		2,547
2020		2,547
2021		2,547
Thereafter		13,089
Net Carrying Amount	$ 23,914	$ 25,824	$ 28,371